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                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of LEGGETT & PLATT, INCORPORATED, a Missouri corporation (the "CORPORATION") does hereby nominate, constitute and appoint Harry M. Cornell, Jr., Michael A. Glauber, Robert A. Jefferies, Jr., and Ernest C. Jett, or any one of them, his true and lawful attorneys-in-fact, to sign in the name of and on behalf of the undersigned directors of the Corporation and to file with the Securities & Exchange Commission the Corporation's Annual Report on Form 10K for the fiscal year ended December 31, 1993 and any other documents or further Amendments to said Annual Report, and to take such other action, all as said attorneys-in-fact, or any one of them, deem necessary or advisable to the end that such Annual Report or amendments thereto in respect of same, shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules of the Securities and Exchange Commission thereunder; and does hereby ratify and confirm all that said attorneys-in-fact, and each of them, may do by virtue hereof.

     Additionally, each of the undersigned directors of the Corporation does hereby nominate, constitute and appoint Harry M. Cornell, Jr., Michael A. Glauber, Robert A. Jefferies, Jr. and Ernest C. Jett, or any one of them, his true and lawful attorneys-in-fact, to, from time to time, sign in the name of and on behalf of the undersigned directors of the Corporation and to file with the Securities & Exchange Commission Registration Statements with respect to the Corporation's common stock, $.01 par value, and the Preferred Stock Purchase Rights attached to and trading with such Common Stock to be sold in secondary offerings by shareholders of the Company and any other documents or further Amendments or Post Effective Amendments to such Registration Statements and to take such other action, all as said attorneys-in-fact, or any one of them, deem necessary or advisable and does hereby ratify and confirm all that said attorneys-in-fact, and each of them, may do by virtue hereof.

     Additionally, each of the undersigned directors of the Corporation does hereby nominate, constitute and appoint Harry M. Cornell, Jr., Michael A. Glauber, Robert A. Jefferies, Jr. and Ernest C. Jett, or any one of them, his true and lawful attorneys-in-fact, to, from time to time, sign in the name of and on behalf of the undersigned directors of the Corporation and file with the Securities & Exchange Commission Registration Statements with respect to securities (including the Corporation's common stock, $.01 par value, and the Preferred Stock Purchase Rights attached to and trading with such Common Stock) to be sold pursuant to the Corporation's Restated Employee Stock Purchase/Stock Bonus Plan, 1989 Discount Stock Plan, 1989 Flexible Stock Plan, Directors Stock Option Plan and any other employee benefit plans of the Corporation adopted or approved during calendar year 1994 and any other documents or further Amendments or post Effective Amendments to such Registration Statements (or any previous registration statements filed as respects any of the above-mentioned Plans) and to take such other action, all as said attorneys-in-fact, or any one of them, deem necessary or advisable and does hereby ratify and confirm all that said attorneys-in-fact, and each of them, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney or a counterpart hereof, as of the 9th day of February, 1994.

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/s/ Herbert C. Casteel                        /s/ Robert A. Jefferies, Jr.
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Herbert C. Casteel                            Robert A. Jefferies, Jr.


/s/ Harry M. Cornell, Jr.                     /s/ Alexander M. Levine
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Harry M. Cornell, Jr.                         Alexander M. Levine

/s/ Robert Ted Enloe, III                     /s/ James C. McCormick
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Robert Ted Enloe, III                         James C. McCormick


/s/ Richard T. Fisher                         /s/ Richard L. Pearsall
- ---------------------------------             ---------------------------------
Richard T. Fisher                             Richard L. Pearsall


/s/ Frank E. Ford, Jr.                        /s/ Maurice E. Purnell, Jr.
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Frank E. Ford, Jr.                            Maurice E. Purnell, Jr.


                                              /s/ Felix E. Wright
                                              ---------------------------------
                                              Felix E. Wright